UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
September 27, 2005
Date of Report (Date of earliest event reported):
TRIPATH IMAGING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-22885	56-1995728

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
780 Plantation Drive
Burlington, North Carolina
27215
(Address of Principal Executive Offices) (Zip Code)
(336) 222-9707
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.1

Item 7.01. Regulation FD Disclosure.
     On September 27, 2005, TriPath Imaging, Inc. issued a press release announcing that it has withdrawn the pre-market approval supplement (PMAS) it had submitted to the U.S. Food and Drug Administration (FDA) for the FocalPoint GS Imaging System, having been notified by the FDA that the PMAS must be amended to include additional data to support the intended claims. A copy of the press release is hereby furnished to the Commission as Exhibit 99.1 to this report and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release of TriPath Imaging, Inc. dated September 27, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPATH IMAGING, INC.

Dated: September 27, 2005	By:	/s/ Stephen P. Hall

Stephen P. Hall
Chief Financial Officer
Principal Accounting Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release of TriPath Imaging, Inc. dated September 27, 2005.